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                                                                  Exhibit 10.5.3

                                     FORM OF
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                        AMENDMENT NO. 3 TO AMENDED AND
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                        RESTATED REGISTRATION AGREEMENT
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                  THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED REGISTRATION
AGREEMENT (this "Amendment") is dated as of August 2, 2000, by and among
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ChipPAC, Inc., a Delaware corporation and successor by merger to ChipPAC, Inc., a California corporation (the "Company"), Bain Capital, Inc., a Delaware
                               -------
corporation, SXI Group LLC and each of the other persons and entities listed on the signature pages hereto, which persons and entities are, effective as of the date hereof, holders of not less than a majority of the Company's Registrable Securities (as defined in the Original Agreement described in this Amendment). This Amendment amends that certain Amended and Restated Registration Agreement dated as of August 5, 1999, as amended by Amendment No. 1 thereto dated June 30, 2000, by and among the Company and each of the other shareholders of the Company listed therein and as amended by Amendment No. 2 thereto, entered into July 13, 2000, by and among the Company and each of the other shareholders of the Company listed therein (collectively, the "Original Agreement"). Unless otherwise
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provided in this Agreement, capitalized terms used herein shall have the meanings set forth in the Original Agreement.

     WHEREAS, the Company and Bain Capital, Inc. are parties to that certain Amended and Restated Supplemental Agreement No. 1 to the Advisory Agreement, dated as of August 2, 2000; and

     WHEREAS, the Company and SXI Group LLC are parties to that certain Amended and Restated Supplemental Agreement No. 1 to the Advisory Agreement, dated as of August 2, 2000.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. Schedule II attached to the Original Agreement is hereby amended to include Bain Capital, Inc. as a Bain Shareholder.

     2. Section 9 of the Original Agreement is hereby amended by amending and restating the following definitions:

     "Bain Registrable Securities" means (i) any shares of Common Stock issued
      ---------------------------
to the Bain Shareholders pursuant to the Recapitalization Agreement (whether directly or indirectly through Merger Corp. or otherwise), (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or

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other reorganization, including a recapitalization or exchange, (iii) any shares of Common Stock issued to Bain Capital, Inc. pursuant the Amended and Restated Supplemental Agreement No. 1 to the Advisory Agreement, dated as of August 2, 2000, between the Company and Bain Capital, Inc. and (iv) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock or other equity securities of the Company that would otherwise constitute Sapphire Registrable Securities shall not be considered Sapphire Registrable Securities (and thus, not Registrable Securities) if the holder thereof can sell, in any three (3) month period, all of such holder's shares or securities, as applicable, without registration pursuant to Rule 144 under the Securities Act. As to any particular shares constituting Sapphire Registrable Securities, such shares will cease to be Sapphire Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

     "SXI Registrable Securities" means (i) any shares of Common Stock issued
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to the SXI Shareholders pursuant to the Recapitalization Agreement (whether directly or indirectly through Merger Corp. or otherwise), (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange,
(iii) any shares of Common Stock issued to the SXI Shareholders pursuant the Amended and Restated Supplemental Agreement No. 1 to the Advisory Agreement, dated as of August 2, 2000, between the Company and SXI Group LLC and (iv) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock or other equity securities of the Company that would otherwise constitute Sapphire Registrable Securities shall not be considered Sapphire Registrable Securities (and thus, not Registrable Securities) if the holder thereof can sell, in any three (3) month period, all of such holder's shares or securities, as applicable, without registration pursuant to Rule 144 under the Securities Act. As to any particular shares constituting Sapphire Registrable Securities, such shares will cease to be Sapphire Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

     3. Effectiveness. From and after the date of this Amendment, the holders of Sapphire Registrable Securities shall be a party to the Original Agreement, as amended hereby, and shall have all of the rights and be subject to all of the duties as a holder of Sapphire Registrable Securities. Except as otherwise set forth in this Amendment, the terms of the Original Agreement shall remain in full force and effect and shall remain unchanged.

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     4. Integration. Any reference in the Original Agreement to the term
"Agreement" is deemed to refer to both the Original Agreement as well as the Original Agreement, as amended by this Amendment.

     5. Miscellaneous.

        a. Amendments and Waivers. Except as otherwise provided herein, the
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provisions of this Amendment may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; but if such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated.

        b. Successors and Assigns. This Amendment will be binding upon and inure
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to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Amendment that are for the benefit of the holders of Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

        c. Severability. Whenever possible, each provision of this Amendment
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will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Amendment will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

        d. Counterparts. This Amendment may be executed simultaneously in two or
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more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

        e. Descriptive Headings. The descriptive headings of this Amendment are
           --------------------
inserted for convenience only and do not constitute a part of this Amendment.

        f. Governing Law. All issues concerning the enforceability, validity and
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binding effect of this Amendment will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

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        g. Notices. All notices, demands or other communications to be given or
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delivered under or by reason of the provisions of this Amendment will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications shall be sent to the addresses listed in the Original Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

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                  IN WITNESS WHEREOF, the parties have executed this Amendment
No. 3 to Amended and Restated Registration Agreement on the day and year first above written.


                                  CHIPPAC, INC.


                                  By:
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                                  Its:
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                                  BAIN CAPITAL, INC.


                                  By:
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                                  Its:
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                                  THE BAIN SHAREHOLDERS:

                                  BAIN CAPITAL FUND VI, L.P.

                                  By:       Bain Capital Partners VI, L.P.
                                  Its:      General Partner

                                  By:       Bain Capital Investors, Inc.
                                  Its:      General Partner

                                  By:
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                                            A Managing Director


                                  BCIP ASSOCIATES II


                                  By:
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                                            A General Partner


                                  BCIP ASSOCIATES II-B


                                  By:
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                                            A General Partner

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                                  BCIP ASSOCIATES II-B


                                  By:
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                                            A General Partner


                                  BCIP ASSOCIATES II-C


                                  By:
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                                            A General Partner


                                  BCIP TRUST ASSOCIATES II

                                  By:       Bain Capital, Inc.
                                  Its:      General Partner


                                  By:
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                                            A Managing Director


                                  BCIP TRUST ASSOCIATES II-B

                                  By:       Bain Capital, Inc.
                                  Its:      General Partner


                                  By:
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                                            A Managing Director


                                  PEP INVESTMENTS PTY., LTD.


                                  By:
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                                  Its:
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                                  RANDOLPH STREET PARTNERS II


                                  By:
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                                            A General Partner

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                                  SXI GROUP LLC


                                  By:
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                                  Its:
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